
U.S. ENERGY CORP
INVESTOR PRESENTATION
Building America's Energy & Carbon Management Platform
February 2026
NASDAQ: USEG

The Case for U.S. Energy

One Asset. Three Revenue Streams. One Inflection Point.

50+

YEAR PRODUCING ASSET. $40M MARKET CAP.

1.3 BCF of helium, 444 BCF of CO_2 resource, large proven oil basin — fully owned, fully operated, minimal third-party dependencies.

1.3 BCF

Helium resource (Ryder Scott certified).

444 BCF

CO_2 resource. 100% owned and operated.

~$92MM

PHASE 1 45Q TAX CREDIT VALUE — 12 YEARS

First moving U.S. CCUS project not reliant on fossil fuels, ethanol, or direct air capture — eligible for $85/ton in federal sequestration credits under Section 45Q.

$85 / ton

Federal CCUS credit.

Transferable

Bankable. Independent of oil prices.

Q1 2027

FIRST HELIUM SALES. CARBON MANAGEMENT LAUNCHES.

Construction begins Q2 2026. Near term offtake. MRVs filed. Timeline de-risked and sequenced.

$22M

Already invested in development infrastructure.

Q2 2026

Plant construction begins.

$22MM Already Invested	**$15MM** Run-Rate Phase 1 EBITDA	**170+** Permitted Class II Injection Wells	**12 MMCF** Annual Helium Production

Company At A Glance

A Compelling Entry Point Into a Cash-Flowing, Multi-Stream Platform

GENERAL	
NASDAQ	USEG
Shares Outstanding [1]	39.0 million
Share Price [1]	$1.01
Market Cap [1]	$39.5 million
Enterprise Value [1]	$40.0 million
Insider Ownership	36%
LEGACY OIL RESERVES	
Proved Reserves, 4Q 2025 [2]	1.5 MBOE
Proved PV-10 [2]	$18.4 million
INDUSTRIAL GAS RESOURCE – PHASE 1	
Helium [3]	1.3 BCF
CO_2 [3]	444 BCF
Industrial Gas PV-10 [4]	$80.0 million
CARBON MANAGEMENT	
Annual CO_2 Removal	125,000 metric tons
Equivalent Passenger Vehicles	25,000 vehicles
VALUATION FRAMING [5]	
EV/ 2027E EBITDA	2.5x
Discount to Phase 1 NAV	58%



Big Sky Carbon Hub
Cut Bank Field
Headquarters
Houston, TX

1. As of February 25, 2026.
2. Reserves effective 1/1/2026 at 4q2025 SEC pricing of $64.34/BO and $3.39/MCF.
3. Industrial Gas volumetric resource report on the Phase 1 industrial gas asset as prepared by Ryder Scott.
4. Industrial Gas present value per Company forecasted Phase 1 of the Big Sky Carbon Hub.
5. Company management estimates.

The Opportunity

Five Structural Advantages No Competitor Can Replicate


Position
Cash Flow
U.S. ENERGY CORP.
Helium
Carbon Mgmt.
Oil Optimization

1. **Position** — ***Westernmost large-scale helium and CO_2 hub in the U.S.*** *Low-decline vertical production. Decades of proven geology. Lower operating costs than any comparable shale position.*

2. **Cash Flow** — ***Existing PDP oil reserves generating cash ahead of helium first production.*** *Existing Cut Bank production provides a stable and growing base while the helium and carbon platform is built out.*

3. **Oil Optimization** — ***~70 MMbbl of incremental recovery potential through phased CO_2-EOR.*** *170+ Class II injection wells already permitted across a proven 29,000-acre field.*

4. **Carbon Management** — ***First-mover in an emerging $3 trillion market — backed by $92M in federal tax credits.*** *Two MRVs filed with the EPA. Approvals expected summer 2026. Large-scale U.S. CCUS project not sourced from fossil fuels, ethanol, or DAC.*

5. **Helium** — ***Significant volumes into a critical market.*** *Shallow depth simplifies extraction. Shared infrastructure compresses unit costs vs. standalone producers.*

A Different Kind of Energy Company

Full Ownership Across Resources, Infrastructure, Processing, and CCUS – No Third-Party Dependencies

U.S. ENERGY CORP.

LARGEST INDUSTRIAL GAS HUB IN NORTHWEST UNITED STATES WITH ACCESS TO PREMIUM MARKETS

FULLY OWNED AND OPERATED RESOURCE AND INFRASTRUCTURE

SCALABLE CARBON MANAGEMENT PLATFORM WITH NO THIRD-PARTY CAPTURE DEPENDENCY

CUT BANK REPRESENTS A LONG LIFE, SCALABLE OIL FIELD WITH 170+ PERMITTED CLASS II WELLS

50+ Year	3% – 8%	12 MMCF/y	125,000 Tons/y
Industrial Gas and Oil Field Reserve Life	Annual est. decline from Oil and Industrial Gas	Annualized Helium Production Starting 2027E	Annualized CO_2 Carbon Management Starting 2027E


Big Sky Carbon Hub
Cut Bank Field

- Industrial Gas Processing
- Low Carbon Intensity Oil Production
- Transportation and Marketing
- Carbon Management
- Midstream Infrastructure

The Flywheel in Action

One Gas Stream. Three Profit Centers. Shared Infrastructure Drives Margin at Every Step.

Competitive Moats

- $22M Already Invested
- 170+ Permitted Injection Wells
- Decades of Production History
- Westernmost Gas Hub
- 50+ Year Reserve
- Regional Network


Produce
Extract Low-Cost Industrial Gas at Kevin Dome
Process
Purify Helium & Capture/ Liquefy CO_2
Monetize
Helium + EOR + Carbon Management
Reinvest
Expand Capacity With Self-Funding
U.S. ENERGY CORP.

Why It Accelerates

- ✓ Shared Infrastructure
- ✓ Minimal 3rd Party Risk
- ✓ Proven Geology
- ✓ 3 Revenue Streams
- ✓ Lower Unit Costs
- ✓ Self-Funded Growth

One gas stream becomes three profit centers.
Shared infrastructure turns operational efficiency into margin expansion.

Integrated Value Chain

From Wellhead to CCUS – Every Dollar of Margin Stays In-House.

Control one of the Largest Industrial Gas Structures in the U.S.



CO_2
Helium

Resource Backed by Proven Geology

Owned Infrastructure Assets Transport Helium and CO_2



Pipeline Infrastructure Takes Produced Gas to Processing Facility

Control Over The Only Gas Processing in The Region



Significant Value Capture by Owning Feedstock and Infrastructure

Legacy Oil Producer in Montana



Proven Oil Field Permitted for CO_2 Enhanced Recovery

U.S. ENERGY'S OPERATIONS COVER ALL STAGES OF THE VALUE CHAIN

U.S. Energy's Assets Are Strategically Positioned for Sustained Growth

- ✓ Growing Montana Industrial Gas and Oil Production
- ✓ Capturing Value from Helium Production, Carbon Management, and Oil Uplift
- ✓ Deploying Capital across a Vertically Integrated Platform

Big Sky Carbon Hub

One of the Largest Industrial Gas Structures in the United States – Permitted, De-Risked, and Ready to Scale.

Big Sky Carbon Hub Positioned For Regional Impact

- The Big Sky Carbon Hub sits atop the renowned Kevin Dome geologic structure, one of the largest of its kind in the Western United States.
- High rate and low-cost industrial gas development wells allow for rapid expansion.

Carbon Capture, Utilization, and Sequestration

- 125,000 MT annually at beginning of Phase 1.
- Equates to 25,000 of passenger vehicles removed.
- Max amount from initial two MRV's expected to be 300,000 MT annually.

Economic Transportation Infrastructure

- Major rail access along the Port of Northern Montana in Shelby, MT.
- Trucking access along the I-15 and I-90 corridor.

Permitted Development Program

- USEG has more than 170 Class II disposal wells permitted for enhanced oil recovery.
- Two Monitoring Verification and Reporting ("MRV") have been filed with the EPA with approvals expected summer 2026.



Cut Bank
EOR Field
Big Sky
Carbon Hub
TOOLE
Cut Bank
Shelby
Interstate 15
BNSF Rail

Cut Bank EOR Field	
Oil Reserves	925 MBO
PDP PV-10	$14.9 million
Current Production	240 BOPD

Big Sky Carbon Hub	
Helium Resource	1.3 BCF
CO2 Resource	444 BCF
Gas Concentration	0.5% Helium | 87.5% CO_2

USEG: A Different CCUS Platform

A scalable U.S. CCUS project sourced from industrial gas – not fossil fuels, ethanol, or DAC.

Active Project Overview



DAKOTA GASIFICATION COMPANY
3.0
Synfuels Plant
Coal Gasification
7.3
16 other plants
OXY
5.0
Century Plant
Natural gas
ExxonMobil
Labarge
Natural gas
7.0
1.5
1.0
0.5
Power Gen
Bioenergy/Ammonia
Natural gas
USEG Helium

USEG's Facility by the Numbers

- 0.125 MMtpa of CO_2 injected.
- 17th largest CCS project today.
- First U.S. project not reliant on natural gas, ethanol, ammonia, power generation or direct air capture.

$92MM

Expected 45Q value over first 12 years of operations.

#17

Ranked among active U.S. CCUS projects by capacity

125,000 MMTPA

Initial CO2 CCUS target, Year 1

Unlike other top-20 U.S. CCUS projects, USEG's CO_2 feedstock is a byproduct of helium extraction — a process with no combustion, no ethanol fermentation, no direct air capture energy cost.

Source: Global CCS Institute. IEA 2024 World Energy Outlook
(1) 2023A as per IEA. 2025E based on IEA's Net Zero Emissions by 2050 Scenario
(2) 2024A current capacity as per Global CCS Institute.

Market Opportunity

The CCUS Market is Projected to Grow 145x by 2050. Early Infrastructure Matters.

CCS Market Projected Growth[1]



5.9
>145x
0.04
2023A
(CO2 captured)
2050E
(projected CO2 captured)

Carbon Capture TTM could grow in excess of ~$3Tn by 2050E

20 Operational U.S. Projects Today

- ~ 22 MMTPA of capacity with ~70% concentrated in just 3 projects.
- Supply is structurally constrained.

$85 / Ton Federal Tax Credit (Section 45Q)

- Bankable or transferable.
- Independent of commodity prices.

Permitted Development Program

- Two Monitoring Reporting, and Verification applications ("MRV's") have been filed with the EPA with approvals expected mid year 2026.
- USEG has over 170 Class II disposal wells already permitted for enhanced oil recovery.

Source: Global CCS Institute. IEA 2024 World Energy Outlook
(1) 2023A as per IEA. 2025E based on IEA's Net Zero Emissions by 2050 Scenario
(2) 2024A current capacity as per Global CCS Institute.

Exposure to Long-Term Oil Upside

~70 MMbbls of Incremental Recovery Potential from a Fully Permitted, Operating Field.

Established Operations

- Operated by USEG since January 2022 with experienced local field team.
- ~29,000 net acres with long production history.
- Low-decline profile with stable, predictable operating costs.
- Existing infrastructure and 170+ permitted Class II injection wells.

Large Incremental Oil Potential

- Reservoir characteristics consistent with successful U.S. CO_2-EOR projects.
- ~70 MMbbl of incremental recovery potential, supported by internal and third-party engineering analysis.
- ~6,400 bbl/d average production potential over a multi-year time horizon.
- Significant remaining oil in place across mature field footprint.

Phased Development Approach

- **Phase 1:** Target development supported by 3D seismic and petrophysical analysis confirming recoverable oil in place
- **Phase 2:** 2-3x scale-up leveraging existing injection capacity and shared facilities.
- **Phase 3:** Expansion across established operational footprint with incremental capacity.

Cut Bank EOR Field Map


Currently Producing Oil Field (PDP)
Phase 3 EOR Uplift
Phase 2 EOR Uplift
Phase 1 EOR Uplift

Diversified Revenue Streams

Project Economics Inflect Sharply in 2027 and Compounds as Phase 2 Comes Online.

Helium	Expected long-term contracted industrial gas exposure within a vertically integrated platform.
Carbon Management	$85/ton federal 45Q credit. Policy-backed, commodity independent.
Oil Production	Low-decline, established production. Supporting the platform buildout.

U.S. ENERGY'S OPERATIONS COVER ALL STAGES OF THE VALUE CHAIN

Projected Project Revenues and EBITDA ($MM) (1)(2)



$60
$45
$30
$15
$0
2nd Plant Online
($30mm Capex)
2027
2028
2029
2030
2031
2032
2033
Annual EBITDA

1. Pricing Assumptions: Oil $70/bbl, Helium $205/MCF, CO_2 $85/MT with 3% annual inflation adjustment increase.
2. Throughput of 8,000 mcf/d for each Phase 1 and Phase 2 plant.

One Platform. Three Streams. No Redundancy.

Each Revenue Line is Independent, Contracted, or Supported by Federal Policy.

USEG Advantage

Helium

Supply Constrained $6-8Bn Global Market

- Contracted offtake agreement expected to close 1Q2026 providing revenue visibility from Day 1.
- 1.3 BCF long-life resource; 50+ year reserve life.
- Shared infrastructure with CO_2 operations reduces unit cost vs. standalone peers.
- Modular plant design enables capital-efficient throughput expansion.

Carbon Management

45Q Federal Credit $85/ton

- First-mover as an emerging Western U.S. carbon hub – only 20 operational U.S. projects exist today.
- Two MRV applications submitted to the EPA; approvals expected summer 2026.
- ~$92mm in expected 45Q credits over first 12 years of operations from Phase 1.
- Unique feedstock advantage: CO_2 captured as a byproduct of helium extraction with no combustion or energy-intensive capture process.

Oil

Steady 8% Decline Rate vs. 25-40% for Shale

- 170+ Class II injection wells permitted for CO_2 EOR driving low incremental CapEx.
- Wholly-owned Cut Bank oilfield; large position with stable, predictable OpEx.
- Low-cost CO_2 feedstock from Big Sky Carbon Hub eliminates third-party supply risk.
- ~70 MMbbl of incremental recovery potential through phased CO_2-EOR using feedstock directly sourced from Big Sky Carbon Hub operations.

Infrastructure & Market Access

Strategic Infrastructure Position with Direct Access to Premium Markets.

Infrastructure Groundwork in Place

- USEG finished its drilling & completions operations in August 2025, capping off three successfully drilled wells and acquiring two others.
- Two Class II permitted injection wells are operational.
- Gathering infrastructure installation is scheduled for June 2026.
- Processing Plant design is complete, with FID targeted for 2Q 2026.

Geographic Position on Major Rail and Highway Network

- Rail spur in Shelby, MT located 17 miles south of USEG facility with direct route to West Coast Markets.
- Highway intersections with Interstate 15 (N-S) and US Route 2 (E-W) provide reliable roadways.

Infrastructure Map for Big Sky Carbon Hub



CO_2
CO_2 Injection Wells
Processing Plant
CO_2 and Helium Production Wells
Gathering Pipeline
CO_2
15
Existing Infrastructure
Infrastructure in Process

U.S. Rail Map and Travel Time From Big Sky Carbon Hub



THE NORTHWEST SEAPORT ALLIANCE
BOISE
SALT LAKE CITY
DENVER
MINNEAPOLIS
DES MOINES
OMAHA
CHICAGO
DETROIT
PITTSBURGH
KANSAS CITY
ST. LOUIS
CINCINNATI
BOSTON
NEW YORK
PHILADELPHIA
WILMINGTON
BALTIMORE
NORFOLK
MEMPHIS
CHARLESTON
BIRMINGHAM
DALLAS
HOUSTON
MOBILE
NEW ORLEANS
Union Pacific
BNSF Railway
Interchange service (CSX, NS)
3 Days
4–5 Days
6–7 Days

Milestones Achieved. Catalysts Ahead

A Defined Path. From First Transaction to First Sales.

What we have done:

Q1 2022	Q2 2024	Q4 2024	Q1 2025	Q2 – Q4 2025
Field Acquisition	**Hub Acquisition**	**Drilling Operations**	**Hub Acquisition**	**Drilling and Regulatory**
Acquired Cut Bank oil field	Acquired initial acreage at Big Sky Carbon Hub	Drilled the 1st CO_2 Injection Well at Big Sky	Bolt-on acreage & infrastructure acquisition	Drilled Production Wells and Filed MRVs

Where we are going:

Q1 2026	Q2 2026	Q3 2026	Q2 - Q4 2026	Q1 2027
Helium Offtake	**Close Project Financing**	**Receive MRV Approvals**	**Install Facilities**	**Commence Operations**
Execute long-term Helium offtake agreement	Secure project level financing & initiate plant construction	Anticipated approval of MRVs	Complete gathering pipeline, EOR facilities, & plant site	First helium sales & launch of carbon management operations

Results Driven Milestones:

Q1 2022	Q2 2024	Q4 2024	Q1 2025	Q2 – Q4 2025
Acquired long-life low decline producing oil field with +170 Class II injection wells permitted for EOR activity	140,000 net industrial gas acres mostly contiguous across the Big Sky Carbon Hub	The well was later approved in 3Q 2025 as a Class II disposal well by Montana regulators	Acquired 26,000 net acres & our 1st Industrial Gas Producing well and 2nd Injection well with Class II permitting	Drilled our 2nd and 3rd wells, producing Helium and CO_2, while filing initial MRV applications

Q1 2026	Q2 2026	Q3 2026	Q2 - Q4 2026	Q1 2027
Contracted helium revenue underpins predictable, financeable cash flows	Project-level financing to be sourced through a combination of debt and equity, enabling plant construction to commence.	Anticipated receipt of EPA approval from on MRV applications by the Fall 2026	Facilities will be installed at Big Sky Carbon Hub and Cut Bank EOR Field throughout the 2H2026	USEG's initial plant and EOR activities will be fully operational and realizing immediate cash flows by early-2027

Near Term Catalysts

Cash Flowing Today. Platform-Scale Revenue Commencing 2027.

Q1 2026	Execution of Long-Term Helium Offtake Agreement	*In Progress*
Q2 2026	Secure Project-Level Financing and Initiate Plant Construction	*In Progress*
Q2 2026	Receive MRV Application Approvals	*In Progress*
Q3 2026	Completion of Gathering and EOR Infrastructure	*Upcoming*
Q4 2026	Third-Party Carbon Management Partnerships	*Upcoming*
Q1 2027	First Helium Sales and Initiation Of Carbon Management Operations	*Target*

The Investment Case

Asset

The only integrated helium + CCUS hub in the Northwest U.S. 1.3 Bcf Helium. 444 BCF CO_2.
100% owned and operated. 50-year reserve life.

Economics

Three independent revenue streams. $92MM in 45Q federal credits over 12 years. 2.67x EV/2027E EBITDA vs 7-10x for peers. Underpinned by an existing producing oil field with ~70 MMbbl of incremental EOR recovery potential at an 8% decline rate.

Execution

$22MM invested. Wells drilled. MRVs filed. Plant FID 2Q2026. First revenue 1Q2027.

WHY NOW

Trading at a significant discount to intrinsic value ahead of multiple near-term catalysts. MRV approvals, offtake execution, and project financing each represent independent de-risking events before initial Phase 1 revenue.

NASDAQ: USEG

Forward-Looking/Cautionary Statements – Certain Terms

Information set forth in this communication constitute "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other securities laws. All statements other than historical facts are forward-looking statements future financial position and operating results of U.S. Energy Corp. ("USEG"), business strategy, projected revenues, earnings, costs, capital expenditures and plans, objectives and intentions of management for the future. Words such as "expect," "could," "may," "anticipate," "intend," "plan," "ability," "believe," "seek," "see," "will," "would," "estimate," "forecast," "target," "guidance," "outlook," "opportunity" or "strategy" or similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of the management of USEG and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, projected in, or implied by, such statements.

Although USEG believes the expectations and forecasts reflected in these forward-looking statements are reasonable, they are inherently subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond USEG's control. No assurance can be given that such forward-looking statements will be correct or achieved or that the assumptions are accurate or will not change over time. Particular uncertainties that could cause USEG's actual results to be materially different from those described in the forward-looking statements include: (i) transaction costs, (ii) unknown liabilities, (iii) the risk that any announcements could have adverse effects on the market price of USEG's common stock, (iv) the ability to successfully integrate the businesses, (v) the ability to achieve projected operational and capital synergies or it may take longer than expected to achieve those synergies, (vi) risks related to financial community and rating agency perceptions of USEG or its business, operations, financial condition and the industry in which it operates, (vii) risks related to the potential impact of general economic, political and market factors on USEG, and (viii) those expressed in USEG's other forward-looking statements including those factors discussed in Risk Factors in USEG's Annual Report on Form 10-K and its other filings with the U.S. Securities and Exchange Commission (the "SEC") available at www.usnrg.com. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors, and other documents filed by USEG from time to time with the SEC.

USEG cautions you not to place undue reliance on forward-looking statements contained in this communication, which speak only as of the date hereof, and USEG is under no obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise. This communication may also contain information from third-party sources. This data may involve a number of assumptions and limitations, and USEG has not independently verified them and does not warrant the accuracy or completeness of such third-party information.

Non-GAAP Financial Measures

This presentation contains certain financial measures that are not prepared in accordance with generally accepted accounting principles ("GAAP"). These measures include but are not limited to adjusted EBITDAX, PV-10, Leverage Ratio, Net Debt, Liquidity, Net Cash Provided by Operating Activities Before Net Changes in Operating Assets and Liabilities, Free Cash Flow Before Net Changes in Operating Assets and Liabilities and Free Cash Flow. For all historical non-GAAP financial measures please see the Earnings Releases or Investor Relations pages at www.usnrg.com and for a reconciliation to the nearest GAAP equivalent and other additional information.

Industry and Market Data

This presentation has been prepared by USEG and includes market data and other statistical information from sources it believes to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on our good faith estimates, which are derived from USEG's review of internal sources as well as the independent sources described above. Although USEG believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. USEG owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. USEG's use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with USEG or an endorsement or sponsorship by or of USEG.